Exhibit 10.5

OMNIBUS AMENDment AGREEMENT

THIS OMNIBUS AMENDMENT AGREEMENT (this “Agreement”) dated as of January 28, 2022 (the “Effective Date”) by and among Silver Valley Metals Corp. (“Mine Owner”) and Bunker Hill Mining Corp. (“BHMC” and together with Mine Owner, the “Obligors”) [Redacted – Affiliate of Sprott Private Resource Streaming and Royalty Corp.] (“SPRSR”).

RECITALS:

A.	Mine Owner, as debtor, and BHMC, as guarantor, issued in favour of SPRSR, as holder, the secured royalty convertible debenture in the principal amount of US$8,000,000 dated as of January 7, 2022 (the “Royalty Convertible Debenture”);

B.	BHMC granted security to SPRSR as agent for the benefit of the Sprott Entities over all of its present and after acquired equity securities and related assets (including without limitation the shares in the capital of Mine Owner) pursuant to the pledge agreement dated as of January 7, 2022 (the “Pledge Agreement”) between BHMC, as pledgor, and SPRSR, as secured party;

C.	the Obligors granted to SPRSR certain exclusivity and other rights pursuant to the exclusivity agreement dated as of January 7, 2022 (the “Exclusivity Agreement”) between SPRSR and the Obligors;

D.	the Obligors granted to SPRSR a right of first refusal over certain mineral interests pursuant to the ROFR agreement dated as of January 7, 2022 (the “ROFR Agreement”) between SPRSR and the Obligors; and

E.	the Obligors and SPRSR wish to amend the Royalty Convertible Debenture, the Pledge Agreement, the Exclusivity Agreement and ROFR Agreement on the terms of this Agreement

NOW THEREFORE in consideration of the foregoing premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Parties), the Parties mutually agree as follows:

Section 1	Defined Terms.

(1)	As used in this Agreement and the recitals hereto, the following term has the following meanings:

“Parties” means SPRSR, the Mine Owner and BHMC and their respective successors and assigns.

(2)	Capitalized terms used in this Agreement that are not defined in it have the meanings given to them in the Royalty Convertible Debenture.

Section 2	Amendments to the Royalty Convertible Debenture.

(1)	Section 12(k) of the Royalty Convertible Debenture is hereby amended by deleting the words “four months” in the 6th line thereof and replacing them with the words “six months”.

(2)	Exhibit “A” to the Royalty Convertible Debenture is hereby amended as follows:

(a)	the definition of “Convertible Debentures” in paragraph (k) thereof is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, to be issued by the Obligors to Debentureholder and/or any other Person designated by Debentureholder and convertible at the option of the holder into Common Shares and is otherwise issued on the terms and conditions set forth in a $50,000,000 Term Sheet dated December 4, 2021 issued by Debentureholder to Guarantor in respect of a financing package for the Project or such other terms as are acceptable to Debentureholder in its sole discretion.

(b)	the definition of “Project Finance Documents” in paragraph (kkk) thereof is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures, the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR agreement dated as of the date hereof between Debentureholder and Obligors, the funding indemnity dated January 4, 2022 between the Obligors and Debentureholder, the Stream, the Security granted in connection herewith and therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Debenture) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes any agreement designated from time to time by the Obligors and Debentureholder as a “Project Finance Document” for purposes of the Security.

(c)	the definition of ‘Project Assets’ in paragraph (jjj) thereof is deleted in its entirety and replace with the following:

“Project Assets” means, collectively:

(i)	the Property and all other Real Property (as defined in the Royalty);

(ii)	the Products and the Other Rights;

(iii)	the mining, processing, development, production, maintenance, administration, water, electrical and conveyor facilities, railway infrastructure and rolling stock, storage facilities, stockpiling facilities, shipping infrastructure, utilities, and related ancillary infrastructure, other buildings, structures, improvements, fixtures and other real and personal property, including equipment, re-commissioned, constructed, operated or otherwise used by or on behalf of Obligor to extract, beneficiate, market, transport and sell Products derived from the Property or to develop, operate or administer the Mine, whether or not located within the physical boundaries of the Property; and

(iv)	any rights (including Authorizations, surface, access and water rights), privileges, concessions or franchises owned, controlled, leased or operated by or on behalf of an Obligor at any time and not included within the definition of “Property” which are required for the development and construction of the Mine and operation thereof.

(d)	the definition of “Sprott Entities” in paragraph (uuu) thereof is deleted in its entirety and replaced with the following:

“Sprott Entities” means, collectively, Debentureholder, the holders of the Convertible Debentures, any Affiliate of Sprott Inc. and any fund managed or sub-managed by an Affiliate of Sprott Inc. which in each case is party to a Project Finance Document together with any successor, assign or transferee thereof that is party from time to time to any Project Finance Document and “Sprott Entity” means any one of them.

(3)	Exhibit “D” to the Royalty Convertible Debenture is hereby deleted in its entirety and replaced with Exhibit “D” appended to this Agreement.

Section 3	Amendment to the Pledge Agreement.

Section 1 of the Pledge Agreement is hereby amended as follows:

(a)	The definition of “Convertible Debentures” is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, to be issued after the date of this Agreement by the Obligors to SPRSR and/or any other Persons designated by SPRSR and convertible at the option of the holder into Common Shares and is otherwise issued on the terms and conditions set forth in a $50,000,000 Term Sheet dated December 4, 2021 issued by Debentureholder to Guarantor in respect of a financing package for the Project or such other terms as are acceptable to Debentureholder in its sole discretion.

(b)	The definition of “Project Finance Documents” is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures, the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR agreement dated as of the date hereof between SPRSR and Obligors, the funding indemnity dated January 4, 2022 between the Obligors and SPRSR, the Stream, the Security granted in connection herewith and therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Debenture) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes without limitation any agreement designated from time to time by the Obligors and SPRSR as a “Project Finance Document” for purposes of the Security.

(c)	the definition of “Sprott Entities” is deleted in its entirety and replaced with the following:

“Sprott Entities” means, collectively, SPRSR, the holders of the Convertible Debentures, any Affiliate of Sprott Inc. and any fund managed or sub-managed by an Affiliate of Sprott Inc. which in each case is party to a Project Finance Document together with any successor, assign or transferee thereof that is party from time to time to any Project Finance Document and “Sprott Entity” means any one of them.

Section 4	Amendment to the Exclusivity Agreement.

Section 1.1 of the Exclusivity Agreement is amended as follows:

(a)	The definition of “Convertible Debentures” is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, to be issued after the date of this Agreement by the Obligors to SPRSR and/or any other Persons designated by SPRSR and convertible at the option of the holder into Common Shares and is otherwise issued on the terms and conditions set forth in a $50,000,000 Term Sheet dated December 4, 2021 issued by Debentureholder to Guarantor in respect of a financing package for the Project or such other terms as are acceptable to Debentureholder in its sole discretion.

(b)	The definition of “Project Finance Documents” is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures, the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR agreement dated as of the date hereof between SPRSR and Obligors, the funding indemnity dated January 4, 2022 between the Obligors and SPRSR, the Stream, the Security granted in connection herewith and therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Debenture) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes any agreement designated from time to time by the Obligors and SPRSR as a “Project Finance Document” for purposes of the Security.

(c)	the definition of “Sprott Entities” is deleted in its entirety and replaced with the following:

“Sprott Entities” means, collectively, SPRSR, the holders of the Convertible Debentures, any Affiliate of Sprott Inc. and any fund managed or sub-managed by an Affiliate of Sprott Inc. which in each case is party to a Project Finance Document together with any successor, assign or transferee thereof that is party from time to time to any Project Finance Document and “Sprott Entity” means any one of them.

Section 5	Amendment to the ROFR Agreement.

Section 1.1 of the ROFR Agreement is amended as follows:

(a)	The definition of “Convertible Debentures” is deleted in its entirety and replaced with the following:

“Convertible Debentures” means, collectively, secured convertible debentures in the aggregate principal amount of $6,000,000.00 bearing interest at 7.5% per annum payable quarterly in arrears, to be issued after the date of this Agreement by the Obligors to SPRSR and/or any other Persons designated by SPRSR and convertible at the option of the holder into Common Shares and is otherwise issued on the terms and conditions set forth in a $50,000,000 Term Sheet dated December 4, 2021 issued by Debentureholder to Guarantor in respect of a financing package for the Project or such other terms as are acceptable to Debentureholder in its sole discretion.

(b)	The definition of “Project Finance Documents” is deleted in its entirety and replaced with the following:

“Project Finance Documents” means the Convertible Debentures, the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR agreement dated as of the date hereof between SPRSR and Obligors, the funding indemnity dated January 4, 2022 between the Obligors and SPRSR, the Stream, the Security granted in connection herewith and therewith and all other agreements, instruments and documents from time to time (both before and after the date of this Debenture) delivered to or in favour of any Sprott Entity in connection with any of the foregoing agreements and includes any agreement designated from time to time by the Obligors and SPRSR as a “Project Finance Document” for purposes of the Security.

(c)	the definition of “Sprott Entities” is deleted in its entirety and replaced with the following:

“Sprott Entities” means, collectively, SPRSR, the holders of the Convertible Debentures, any Affiliate of Sprott Inc. and any fund managed or sub-managed by an Affiliate of Sprott Inc. which in each case is party to a Project Finance Document together with any successor, assign or transferee thereof that is party from time to time to any Project Finance Document and “Sprott Entity” means any one of them.

Section 6	Reference to and Effect on the Amended Agreements.

On and after the Effective Date, any reference to “this Agreement”, “hereof”, “hereunder” and words of like effect in the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR Agreement and/or the Pledge Agreement, and any reference to the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR Agreement and/or the Pledge Agreement in any other agreements will mean and be a reference to the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR Agreement and/or the Pledge Agreement as amended by this Agreement, respectively. Except as specifically amended by this Agreement, the provisions of the Royalty Convertible Debenture, the Exclusivity Agreement, the ROFR Agreement and/or the Pledge Agreement remain in full force and effect.

Section 7	Successors and Assigns.

This Agreement shall be binding upon and enure to the benefit of and be enforceable by each Party and its respective successors and permitted assigns.

Section 8	Severability.

If any provision of this Agreement is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

Section 9	Governing Law.

(1)	This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein (other than the conflict of laws rules).

(2)	Each Party agrees that any legal proceeding with respect to this Agreement or to enforce any judgment obtained against the other Parties, or any of them, may be brought in the courts of the Province of Ontario, Canada or in the courts of any jurisdiction where a Party may have assets or carries on business, and each Party hereby irrevocably submits to the non-exclusive jurisdiction of each such court and acknowledges its competence.

Section 10	Counterparts.

This Agreement may be executed in any number of counterparts, each of which is deemed to be an original, and such counterparts together constitute one and the same instrument. Transmission of an executed signature page by facsimile, email or other electronic means is as effective as a manually executed counterpart of this Agreement.

[Remainder of this page left intentionally blank. Signature page follows.]

The parties have executed this Agreement as of the date first written above.

SILVER VALLEY METALS CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

BUNKER HILL MINING CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Omnibus Amending Agreement

[Redacted – Affiliate of Sprott private resource streaming and royalty corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

[Redacted – Affiliate of Sprott private resource streaming and royalty corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP., as Secured Party

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Omnibus Amending Agreement